Pilgrim's Pride Corporation
Selected Financial Data
for quarters ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition"
included in our SEC filings.

	10/02/04	07/03/04		04/03/04	01/03/04
					( a ) ( c )
Income Statement Data:
Net sales	$1,486,454	$1,447,995		$1,384,908	$1,044,366
Non-recurring recoveries	(23,815)	-		(68)	(8)
Turkey restructuring and related costs	8,178	63,905
Gross margin	213,310	159,226		112,991	77,039
Selling, general and administrative expenses	73,960	69,907		51,472	46,231
Operating income (loss)	131,172	37,117	( b )	61,518	30,808
Interest expense, net	11,471	14,690		13,524	12,444
Miscellaneous, net	3,102	350		1,449	(321)
Income (loss) before income taxes and extraordinary charge	116,599	22,077		46,545	18,607
Income tax expense (benefit)	44,269	12,263		13,594	8,321
Income (loss) before extraordinary charge	72,330	9,814		32,951	10,286
Extraordinary charge - net of tax	-	-		-	-
Net income (loss)	$72,330	$9,814		$32,951	$10,286

Per Common Share Data: (e)
Income (loss) before extraordinary charge	$1.09	$0.15		$0.50	$0.20
Extraordinary charge - early repayment of debt	-	-		-	-
Net Income (loss)	$1.09	$0.15		$0.50	$0.20
Cash dividends	$0.002	$0.015		$0.015	$0.015
Book value	$13.82	$12.77		$12.62	$12.10

Balance Sheet Summary:
Working capital	$397,285	$333,403		$325,602	$361,346
Total assets	$2,259,471	$2,134,229		$2,148,048	$2,197,302
Notes payable and current maturities of long-term debt	$8,428	$8,175		$12,331	$11,413
Long-term debt, less current maturities	$535,866	$591,297		$643,298	$714,325
Total debt	$544,294	$599,472		$655,629	$725,738
Senior secured debt (included in Total Debt)	$244,294	$299,472		$255,629	$425,738
Total stockholders' equity	$919,996	$849,862		$840,193	$808,444

Cash Flow Summary:
Operating cash flow	$63,843	$66,178		$41,063	$118,797
Depreciation & amortization (d)	$25,487	$27,936		$33,087	$25,911
Capital expenditures	$23,805	$19,922		$19,429	$(20,552)
Business acquisitions	$(14,142)	$538		$1,343	$(302,712)
Financing activities, net	$(56,172)	$(57,155)		$(71,381)	$(285,180)

Cashflow Ratios:
EBITDA (e)	$153,022	$64,294		$92,668	$56,443
EBITDA (last four qtrs.)	$366,427	$258,997		$247,934	$200,775

Key Indicators (as a percentage of net sales):
Gross margin	14.4%	11.0%		8.2%	7.4%
Selling, general and administrative expenses	5.0%	4.8%		3.7%	4.4%
Operating income (loss)	8.8%	2.6%		4.4%	2.9%
Interest expense, net	0.8%	1.0%		1.0%	1.2%
Net income (loss)	4.9%	0.7%		2.4%	1.0%

(a) The Company acquired the Conagra Chicken Division on November 23, 2003 for $665.8 million and the assumption of $187.1 million of indebtedness.
The acquisition has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since the acquisition date.

(b) Includes Turkey Restructuring Provision of $8.2 million and $63.9 million for the three months ended October 2 and July 3, 2004 respectively.

(c) Fiscal quarters ended January 3, 2004, and January 1, 1999 and had 14 weeks.

(d) Includes amortization of capitalized financing costs of approximately	$535	$409	$488	$519

(e)“EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$72,330	$9,814	$32,951	$10,286
Add:
Extraordinary charge-net of tax	-	-	-	-
Income Tax Expense (benefit)	44,269	12,263	13,594	8,321
Interest expense, net	11,471	14,690	13,524	12,444
Depreciation and amortization	25,487	27,936	33,087	25,911
Minus:
Amortization of capitalized financing costs	535	409	488	519
EBITDA	$153,022	$64,294	$92,668	$56,443

Pilgrim's Pride Corporation
Selected Financial Data
for fiscal years ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition"
included in our SEC filings.

2004 (a)
Income Statement Data:
Net sales	$5,363,723
Non-recurring recoveries	(23,891)
Turkey restructuring and related charges	72,083
Gross margin	574,261
Selling, general and administrative expenses	241,570
Operating income (loss)	260,608
Interest expense, net	52,129
Miscellaneous, net	4,651
Income (loss) before income taxes and extraordinary charge	203,828
Income tax expense (benefit)	78,448
Income (loss) before extraordinary charge	125,380
Extraordinary charge - net of tax	-
Net income (loss)	$125,380

Per Common Share Data:
Income (loss) before extraordinary charge	$2.00
Extraordinary charge - early repayment of debt	$-
Net Income (loss)	$2.00
Cash dividends	$0.060
Book value	$13.82

Balance Sheet Summary:
Working capital	$397,285
Total assets	$2,259,471
Notes payable and current maturities of long-term debt	$8,428
Long-term debt, less current maturities	$535,866
Total debt	$244,294
Senior secured debt (included in Total Debt)	$244,294
Total stockholders' equity	$919,996

Cash Flow Summary:
Operating cash flow	$290,866
Depreciation & amortization (b)	$113,788
Capital expenditures	$79,642
Business acquisitions	$290,450
Financing activities, net	$96,665

Cashflow Ratios:
EBITDA (c)	$369,745
EBITDA /interest expense, net	7.09

Key Indicators (as a percentage of net sales):
Gross margin	10.7%
Selling, general and administrative expenses	5.8%
Operating income (loss)	4.9%
Interest expense, net	1.0%
Net income (loss)	2.3%

(a) Fiscal 2004 had 53 weeks.

(b) Includes amortization of capitalized financing costs of approximately

(c) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$52,129
Add:
Income Tax Expense (benefit)	574,261
Interest expense, net	5,363,723
Depreciation and amortization	244,294
Minus:
Amortization of capitalized financing costs	0
EBITDA	$6,234,407

Pilgrim's Pride Corporation
Sales Segments
for Quarters Ended:

Since the Acquisition of WLR Foods on January 27, 2001, we operate in two reportable business segments as (1) a producer of chicken and other products and (2) a producer of turkey products.

Our chicken and other products segment includes sales of chicken and sales of other products we produce and purchase for resale in the United States and Mexico. Our chicken and other products segment conducts separate operations in the United States and Mexico and is reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced in our turkey operation recently acquired from WLR Foods, whose operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	10/02/2004		7/3/2004
Net Sales to Customers:	(In thousands	)	(In thousands )
Chicken and Other Products:
United States	$1,314,473		$1,284,740
Mexico	99,301		96,969
Sub-total	1,413,774		1,381,709
Turkey	72,680		66,286
Total	$1,486,454		$1,447,995

Operating Income:
Chicken and Other Products:
United States	$145,901		$109,952
Mexico	555		(1,692)
Sub-total	146,456		108,260
Turkey (a)	(39,099)		(71,143)
Non-recurring recoveries	23,815		-
Total	$131,172		$37,117

Depreciation and Amortization: (b)
Chicken and Other Products:
United States	$21,393		$23,984
Mexico	3,054		2,063
Sub-total	24,447		26,047
Turkey	1,040		1,898
Total	$25,487		$27,945

Total Assets:
Chicken and Other Products:
United States	$1,856,709		$1,623,425
Mexico	276,685		307,012
Sub-total	2,133,394		1,930,437
Turkey	126,077		203,792
Total	$2,259,471		$2,134,229

Capital Expenditures:
Chicken and Other Products:
United States	$19,655		$16,292
Mexico	$2,773		$1,961
Sub-total	22,428		18,253
Turkey	$1,377		$1,669
Total	$23,805		$19,922

(a) Includes $8.2 million and $63.9 million in restructuring and related charges for the three months ended October 2, 2004 and July 3, 2004.

(b) Includes amortization of capitalized financing costs of approximately	535	409

	10/2/2004	7/3/2004
(c) Includes amortization of capitalized financing costs of approximately	535	409

Pilgrim's Pride Corporation
Sales Segments
for fiscal years ended:

Since the Acquisition of WLR Foods on January 27, 2001, we operate in two reportable business segments as (1) a producer of chicken and other products and (2) a producer of turkey products.

Our chicken and other products segment includes sales of chicken and sales of other products we produce and purchase for resale in the United States and Mexico. Our chicken and other products segment conducts separate operations in the United States and Mexico and is reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced in our turkey operation recently acquired from WLR Foods, whose operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

10/2/2004
(a)(b)

Net Sales to Customers:
Chicken and Other Products:
United States	$4,691,649
Mexico	385,674
Sub-total	5,077,323
Turkey	286,400
Total	$5,363,723

Operating Income:
Chicken and Other Products:
United States	$384,700
Mexico	(3,586)
Sub-total	381,114
Turkey	(144,321)
Non-recurring recoveries	23,815
Total	$260,608

Depreciation and Amortization: (c)
Chicken and Other Products:
United States	$94,540
Mexico	12,361
Sub-total	106,901
Turkey	6,887
Total	$113,788

Total Assets:
Chicken and Other Products:
United States	$1,856,709
Mexico	276,685
Sub-total	2,133,394
Turkey	126,077
Total	$2,259,471

Capital Expenditures:
Chicken and Other Products:
United States	$62,828
Mexico	8,663
Sub-total	71,491
Turkey	8,151
Total	$79,642

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b) Fiscal years 2004 and 1999 had 53 weeks.

(c) Includes amortization of capitalized financing costs of approximately	$1,951